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                        FIRM STORAGE SERVICE AGREEMENT

Questar Pipeline Company
79 South State Street
Salt Lake City, Utah 84111                                    Contract No. ST047


         THIS AGREEMENT is entered into this 14th day of April, 1993, by and between QUESTAR PIPELINE COMPANY, CLAY BASIN STORAGE DIVISION, a Utah corporation, "Seller," and WASHINGTON NATURAL GAS COMPANY, "Buyer."

         Buyer represents that it desires Seller to store natural gas in Seller's Clay Basin Storage Field; and Seller represents that it is seeking FERC authorization to expand the storage capacity available in order to provide the storage service for Buyer on the terms specified in this agreement.

         Seller and Buyer agree as follows:

                                AGREEMENT TERMS

         The terms selected below, together with the terms and conditions of this agreement, including the attached Appendices A and B, constitute the storage service to be provided and the rights and obligations of the parties. Buyer shall designate receipt and delivery points on Appendix A that are acceptable to Seller.

1.       BUYER'S STATUS (Please Check One Only):

                 XX
               ------     Local Distribution Company

               ------     Intrastate Pipeline Company

               ------     Interstate Pipeline Company

               ------     Marketer/Broker

               ------     Producer

               ------     End-User

               ------     Other (Specify)

2.       VOLUMES TO BE INJECTED AND WITHDRAWN (Subject to the provisions of
         Section 8, below):

         Firm Service (Please see note below for MRD calculation):

                 2,800    Annual Working Gas Volume (MMcf)
                 23.33    Minimum Required Deliverability Volume MMcf/day (MRD)

                          Note: MRD must be calculated using the formula shown below:

                  MRD = Annual Working Gas Volume (MMcf/year)
                                 150 days x .80

                                                                 QPCO149FMSGCBXP
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3.       RATES (Subject to the provisions of paragraph 2 of Appendix B):

         Firm Storage Service - Rate Schedule FSS DEMAND CHARGES:

         Deliverability (Please Check One Only):

           XX
         ------   the maximum rate set forth in Seller's Statement of Rates

         ------   a discounted rate of $               /Mcf

         Inventory Capacity (Please Check One Only):

           XX
         ------  the maximum rate set forth in Seller's Statement of Rates

         ------  a discounted rate of $              /Mcf

         Prior to the time the terms and conditions set forth in Appendix B are met to the sole satisfaction of Seller, demand charges under this agreement shall be applied to the levels of Annual Working Gas Volume and MRD that Seller, in Seller's sole judgement, can actually provide in the event the Annual Working Gas Volume and MRD requested by Buyer and set forth in Section 2 above cannot reasonably be commenced. Unless Seller notifies Buyer in writing that Seller is unable to provide the service at the requested levels, Buyer shall be responsible for all demand charges, as set forth above in this Section 3.

         COMMODITY CHARGES:

         Injection:                        $0.00851/Mcf

         Withdrawal:                       $0.01631/Mcf

         Overrun:                          $0.29124/Mcf

4 .      ACA     CHARGE:

          XX
         ----    yes

         ----    no

5.       ADDITIONAL FACILITIES CHARGES:
         Additional facilities:

          XX
         ----    are required

         ----    are not required

         Charge:

         N/A     lump-sum payment of $
         ----
         N/A     monthly fee of $
         ----




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6.       TERM OF THE AGREEMENT (Subject to the provisions of Section 8, below):

         (a)     Initial term

                 May 1, 1994 to May 22, 2020

         (b)     Renewal term

         XX
        ----              none

        ----              other:

         (c)     Termination.  This agreement shall be renewed as stated in
                 Section 6(b) above. This agreement may be terminated during any renewal period by either party upon 30 days' written notice to the other party prior to each injection period.

7. NOTICE: Unless otherwise provided in Seller's FERC Gas Tariff, Volume No. 2-A, all notices shall be given by telephone or other electronic means and confirmed in writing at the following addresses:

Buyer:

Washington Natural Gas Company
P.O. Box 1869
Seattle, Washington 98111

Attention:       Mr. John F. Stefani
Telephone:       (206) 224-2251
Fax:             (206) 328-7875

QUESTAR PIPELINE COMPANY
79 South State Street
Salt Lake City, Utah 84111
Attn: Director, Gas Supply Planning
Telephone: (801) 530-2020
Fax: (801) 530-2570

8. COMMENCEMENT OF SERVICE: Seller shall not be obligated to commence the requested Clay Basin expansion service under this agreement until all terms and conditions of Appendix B are met to the sole satisfaction of Seller. However, at any time prior to such fulfillment of the Appendix B terms and conditions, service may, if deemed feasible solely by Seller, be made available to Buyer using the priority determined by applying the present value ranking procedures set forth in Section 4.2 of Seller's FERC Gas Tariff, Original Volume No. 2-A to the effective service requests underlying the executed expansion service agreements. Service to remaining Buyers will commence as soon as deemed operationally practicable by Seller.

          If the FERC authorizes only a portion of the total expansion capacity requested by Seller and the authorized capacity is oversubscribed by Buyers who have executed a tendered firm storage service agreement, then the capacity so approved will be made available to such Buyers using the priority determined by applying the present value ranking procedure set forth in Section 4.2 of Seller's FERC Gas

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Tariff, Original Volume No. 2-A to the respective executed service agreements.
Service agreements receiving no allocation of capacity under this methodology, and the respective underlying requests for service, shall be considered void for all purposes.

9. TARIFF: This agreement shall be subject to the terms and conditions attached to and made part of this agreement as Appendix B and all the applicable rate schedules and the General Terms and Conditions of Seller's FERC Gas Tariff, Original Volume No. 2-A, as it may be amended or superseded from time to time.

10. RESTRUCTURING TARIFF: Upon implementation by Seller of tariff changes required by the FERC to comply with restructuring under Order No. 636 in Docket No. RS92-9, this agreement will be reformed to conform to Seller's tariff. The reformed agreement will be issued to Buyer according to the procedures set forth in Seller's tariff, as it may be amended or superseded from time to time.


The parties have executed this agreement to be effective the first day of its term.

BUYER: WASHINGTON NATURAL GAS CO.       QUESTAR PIPELINE COMPANY
      -----------------------------
By:   /s/ JOHN F. STEFANI               By:   /s/ JOHN B. CARRICABURU
      -----------------------------           -------------------------------
Title: V.P. Gas Supply & Ind. Mktg.     Title: V.P., Gas Supply & Marketing
      -----------------------------
Date:  April 12, 1993                   Date:  April 14, 1993
      -----------------------------           --------------------------------



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                                   APPENDIX A


                               1.  RECEIPT POINTS

DESCRIPTION #000407      NPC Tap Clay Basin                QUANTITY/MCF
                         Section 29, T3N, R22E              2,800,000
                         Daggett County, Utah

            #000408      W. Terminus of Storage M.L. 70
                         Section 29, T3N, R22E
                         Daggett County, Utah

                              2.  DELIVERY POINTS

DESCRIPTION #000407      NPC Tap Clay Basin                QUANTITY/MCF
                         Section 29, T3N, R22E              2,800,000
                         Daggett County, Utah

            #000408      W. Terminus of Storage M.L. 70
                         Section 29, T3N, R22E
                         Daggett County, Utah



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                                   APPENDIX B

                       CONDITIONS PRECEDENT TO SERVICE

1. Seller shall not be obligated to provide expanded firm storage service at Clay Basin under this agreement until the following conditions are met to the sole satisfaction of Seller:

         a. Receipt by Seller of signed firm storage service agreements from one or more Buyers for sufficient capacity and upon terms and conditions acceptable to Seller that justify construction of the Clay Basin expansion;

         b. Receipt and acceptance by Seller of all approvals required to expand the capacity at Clay Basin as requested by Seller and to construct the facilities necessary to provide all expanded firm storage service requested by all expansion Buyers and to commence the service, including all necessary authorizations from federal, state and local municipal agencies and other government authorities, in final form and substance satisfactory to Seller, permitting or authorizing the service;

         c. Receipt and acceptance by Seller of all necessary rights of way, easements and permits, if any, required to construct, operate and maintain the Clay Basin expansion facilities;

         d. Completion of construction and commencement of actual operation of all facilities, including injection of all required cushion gas, necessary to provide firm storage service to all expansion buyers.

2. Should the FERC approve Clay Basin storage rates for firm service above the rates in effect on February 12, 1993, and such increase is due solely to costs associated directly with the expansion of Clay Basin, Buyer may terminate this agreement.

3. Buyer's creditworthiness shall remain a continuing condition precedent to Seller's obligation to perform. Seller may require Buyer to reverify its creditworthiness as Seller deems necessary.





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